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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: January 5, 2006
                        (Date of earliest event reported)

                                  MCAFEE, INC.
               (Exact Name of Registrant as specified in Charter)

           Delaware                Commission File No.:        77-0316593
 (State or other Jurisdiction            0-20558            (I.R.S. Employer
      of incorporation)                                    Identification No.)

                               3965 Freedom Circle
                          Santa Clara, California 95054
          (Address of Principal Executive Offices, including zip code)

                                 (408) 346-3832
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 5, 2006, the Board of Directors of McAfee, Inc. (the "Registrant") was informed that Gene Hodges intended to resign as President of the Registrant.

         On January 10, 2006, the Registrant issued a press release announcing that its President, Gene Hodges, has submitted his resignation from his position as McAfee's President, effective immediately.

         A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d)    Exhibits

99.1     Press Release dated January 10, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MCAFEE, INC.

Date: January 10, 2006                          By: /s/ Kent H. Roberts
                                                    ----------------------------
                                                    Kent H. Roberts
                                                    Executive Vice President and
                                                    General Counsel

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                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
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99.1         Press Release dated January 10, 2006.